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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): January 28, 2005
                                                        ----------------

                        FIRST SOUTHERN BANCSHARES, INC.
                        -------------------------------
            (Exact name of registrant as specified in its charter)

       Delaware                      0-25478                  63-1133624
       --------                      -------                  ----------
(State or other jurisdiction of     (Commission              (IRS Employer
     incorporation)                 File Number)             Identification No.)

                 102 South Court Street, Florence, Alabama 35630
                ------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

      On January 28, 2005, First Southern Bancshares, Inc. (the "Company") issued 550,000 shares of its common stock, par value $0.01 per share, in a private placement offering pursuant to exemptions from registration under
Section 4(2) of the Securities Act of 1933, as amended (the "Act") and Securities and Exchange Commission Rule 506 under Regulation D of the Act. The offering did not involve any public offering of securities, there were fewer than 35 purchasers of the securities sold in the private placement and each purchaser was an accredited investor who has, or with his or her purchaser representatives have, such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment. The common shares issued in the private placement offering, which are not convertible or exchangeable into other equity securities of the Company, were sold at a price of $1.50 per share for an aggregate offering price of $825,000. No underwriting commissions or discounts were paid.

ITEM 8.01  OTHER EVENTS.

      On January 31, 2005, the Company consummated the transactions contemplated by the previously reported Agreement and Plan of Merger dated September 10, 2004 by and between the Company and First Southern Merger Corp. (the "Agreement"). As a result, the Company effected a "going private transaction" by reducing the number of record holders of the Company's common stock to less than 300, permitting the Company to deregister its common stock under the Securities and Exchange Act of 1934, as amended. The Company filed a Certificate and Notice of Termination of Registration on Form 15 with the SEC on February 1, 2005. A copy of the Company's press release dated February 1, 2005 announcing the consummation of the transaction is filed as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

      The following exhibits are filed as part of this report:

Exhibit
Number            Description
------            -----------

Exhibit 99.1      Press Release dated February 1, 2005





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST SOUTHERN BANCSHARES, INC.


Dated: February 1, 2005             By: /s/ B. Jack Johnson
                                        ---------------------------------------
                                        B. Jack Johnson
                                        President and Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

Exhibit 99.1      Press Release Dated February 1, 2005







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